SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 14, 2003

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 776-4400

N/A

(Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

               (c)  Exhibits

                        99.1   Press Release of Great Southern Bancorp, Inc. dated April 14, 2003.

Item 9.  Regulation FD Disclosure (Information furnished in this Item 9 is furnished pursuant to Item 12)

            Great Southern Bancorp, Inc., a Delaware corporation (the "Registrant"), issued a press release dated April 14, 2003 announcing the Registrant's financial results for its first quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: April 15, 2003	By: /s/ Rex A. Copeland Rex A. Copeland, Treasurer (Duly Authorized Officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release